                            DATED NOVEMBER 29, 1999
                            -----------------------







                           APPLIED HOLOGRAPHICS PLC
                           ------------------------

                       APPLIED HOLOGRAPHICS CORPORATION
                       --------------------------------

                            CFC INTERNATIONAL, INC.
                            -----------------------

                             CFC MANAGEMENT, INC.
                             --------------------

                                      and

                 CFC APPLIED HOLOGRAPHICS RESEARCH PARTNERSHIP
                 ---------------------------------------------






                             TERMINATION AGREEMENT
                             ---------------------



                               [LOGO] DICKINSON
                                      DEES LAW FIRM

THIS AGREEMENT (the "Agreement") is made and entered into on November 29, 1999
--------------
BETWEEN APPLIED HOLOGRAPHICS PLC, a company organized and existing under the
--------------------------------
laws of England and Wales (together with its Controlled Affiliates herein referred to as "Applied Holographics"), APPLIED HOLOGRAPHICS CORPORATION, a
                                         --------------------------------
Delaware corporation ("AH"), CFC INTERNATIONAL, INC., a Delaware corporation
                             -----------------------
(together with its Controlled Affiliates herein referred to as "CFC International"), CFC MANAGEMENT, INC., a Delaware corporation ("CFC"), and CFC
                 --------------------                                      ---
APPLIED HOLOGRAPHICS RESEARCH PARTNERSHIP, a Delaware general partnership (the
-----------------------------------------
"Research Partnership").

RECITALS:-
--------

A. The parties hereto are also parties to a License Agreement entered into in October, 1998, and effective October 1, 1998 (the "1998 License Agreement"), among the same parties. All defined words and terms in this Agreement shall, unless the context otherwise requires, have the same meaning herein as ascribed to them in the 1998 License Agreement.

B. Applied Holographics desires to enter into a reorganization or merger with Optical Security Group, Inc. ("Orange"), a company engaged in a business involving Holographic Products in the Territory and in connection with this acquisition Applied Holographics expects that it will incur a Change of Control. Applied Holographics declares that it does not currently intend to set up production facilities within the Territory for the production of Holographic Products for use in the packaging industry.

C. The parties desire to terminate the 1998 License Agreement in accordance with the provisions therein applicable in the event of a Change of Control of Applied Holographics except to the extent and as modified in this Agreement. Thus, they desire that CFC International purchase the joint and non-exclusive ownership of the AH worldwide Holographic Proprietary Rights of Applied Holographics.

D. The parties also desire to terminate the Research Partnership and the associated agreement constituting the Research Partnership ("the Research Partnership Agreement") on the terms hereinafter provided.

COVENANTS:-
---------

In consideration of the premises and the mutual covenants of the parties set forth herein, the parties hereto agree as follows:-

1.   DEFINITIONS
     -----------

     As used in this Agreement, terms shall have the meanings given them in the 1998 License Agreement and the Research Partnership Agreement and the following term shall have the following meaning:-

     "Closing Date" shall mean the opening of business on January 3, 2000, being the first business day of the year 2000, or such time other as shall be mutually agreed by the parties.

2.   TERMINATION OF 1998 LICENSE AGREEMENT
     -------------------------------------

     Effective on the Closing Date, the 1998 License Agreement shall be terminated in accordance with the provisions of Section 8 thereof provided, however, as follows:-

     2.1 Deemed Notices. This Agreement constitutes a notice of change of control pursuant to Section 8.4 of the 1998 License Agreement; the Right to Terminate Election Period shall be deemed to have commenced on the date hereof; each of CFC International and Applied Holographics shall be deemed to have given notice to the other of its exercise of its rights to terminate; and such termination to be effective on the Closing Date. All parties accept and acknowledge due receipt of the aforementioned notices.

     2.2 Purchase Price. The words in Section 8.2.2 of the 1998 License Agreement "December 31 of the year preceding the date on which notice of closing is given" are deleted and replaced by the words "September 30, 1999" and the words in Section 8.2.2 of the 1998 License Agreement "the three preceding calendar years" are deleted and replaced by the words "the three twelve month periods ended September 30, 1999, September 30, 1998, and September 30, 1997". Furthermore, the following sentence is inserted at the end of Section 8.2.2: "On this basis, the amount of the purchase price agreed upon is $3,562,059".

     2.3 Closing. The closing of the purchase by CFC International of the joint and non-exclusive ownership of the AH Worldwide Holographic Proprietary Rights shall take place at the offices of CFC International at 10.00 am on the Closing Date and the deliveries of the parties provided for in the 1998 License Agreement shall be made at such time and place.

     2.4 Survival of Terms. Following termination of the 1998 License Agreement in accordance with the provisions of Section 8 thereof, for the avoidance of doubt the parties take note that the obligations of CFC International to pay royalties through the day prior to the Closing Date in accordance with Section 8.1.3 shall survive. Further, for the avoidance of doubt, it is agreed that Sections 2.3 and 6 of the 1998 License Agreement shall cease to apply on the Closing Date.

3.   FUTURE COOPERATION
     ------------------

     3.1 Supplying Originations. Each of CFC International and Applied Holographics agrees that they will continue to be willing to supply originations to each other and/or their customers on normal commercial terms when requested by each other to do so.

     3.2 Shims for Diffraction Patterns. Promptly following the Closing, Applied Holographics will deliver to CFC International shims for the diffraction patterns in Applied Holographics' Diffraction Pattern Book. CFC International shall, subject to the license agreements disclosed to CFC International by Applied Holographics, have the unrestricted right to use these patterns provided that CFC International will pay the same royalties for its use of any such patterns subject to such license agreements as Applied Holographics is required to pay under such agreements and provided further that any other restrictions contained in such agreements shall also be binding on CFC International.

     3.3  Employees

          3.3.1 CFC International agrees that for one year after the Closing Date it will not approach with a view to offering employment, or otherwise solicit the services of (or encourage to leave), any employee of Applied Holographics without giving at least one week's prior notice of its intention to do so to Applied Holographics.

          3.3.2 Section 3.3.1 shall apply to Applied Holographics in relation to employees of CFC International, mutatis mutandis.

          3.3.3 It is agreed that Section 9.6 of the Research Partnership Agreement shall not apply after the Closing Date.

4.   RESEARCH PARTNERSHIP
     --------------------

     Effective on the Closing Date, the Research Partnership and the Research Partnership Agreement shall be terminated in accordance with the provisions of Section 9 thereof, and CFC International shall purchase the interest of AH and Applied Holographics (the "Acquired Partner") in the Research Partnership for the Fair Market Value of the Acquired Partner's Partnership Interest.

5.   MISCELLANEOUS
     -------------

     5.1 Amendment and Modification. The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

     5.2 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party. Such consent may be granted or withheld at the absolute discretion of the party required to give it, and such party shall not be obliged to give its reasons for granting or withholding its consent to any other party.

     5.3 Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     5.4 Execution in Counterpart. This Agreement may be executed in counterparts each of which may be deemed an original.

     5.5 Notices. Any notice, request, information or other documents to be given hereunder to any of the parties by any other parties shall be in writing and delivered personally or sent by Federal Express or other reliable courier, transmitted by fax, or sent by registered or certified mail, postage prepaid, to the intended recipient, as follows:

          If to Applied Holographics or AH, addressed to:

               David J. Tidmarsh
               Managing Director
               Applied Holographics PLC
               40 Phoenix Road
               Crowther Industrial Estate
               Washington, District 3, Tyne and Wear
               NE38 0AD England
               Telephone: 44 191 417 5434
               Fax: 44 191 416 3053

          With a copy to:

               Jamie Pass, Esq.
               Dickinson Dees
               St Ann's Wharf
               112 Quayside
               Newcastle upon Tyne
               NE99 1SB England
               Telephone: 44 191 279 9000
               Fax: 44 191 279 9100

          If to CFC or CFC International, addressed as follows:

               Roger F. Hruby, Chairman
               and Chief Executive Officer
               CFC International, Inc.
               500 State Street
               Chicago Heights, Illinois 60411
               Telephone:  1 (708) 891-3456
               Fax:  1 (708) 758-5989

          with a copy to:

               Bell, Boyd & Lloyd
               Three First National Plaza
               70 West Madison Street
               Chicago, IL 60602
               Attention:  William G. Brown
               Telephone:  1 (312) 372-1121
               Fax:  1 (312) 372-2098

          If to the Research Partnership, then to both AH and CFC as provided above.

          Any such notice delivered personally shall be deemed to have been given on the date that it is so delivered, and any notice delivered by other means referred to above shall be deemed to have been given on the date it is received. Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice.

     5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed therein, without regard to the conflict of laws principles thereof, and the parties submit to the exclusive jurisdiction of the United States Federal and Illinois State courts.

     5.7 Governing Language. English shall be the governing language of this Agreement and the English language version of this Agreement shall be controlling for all purpose.

     5.8 Announcements. It is agreed that the parties will, in due course, prepare, agree and issue a statement regarding the termination of the 1998 License Agreement and their consequent ability to compete worldwide. This statement will be used in announcements to staff, customers, suppliers, agents and other third parties. Except as and to the extent provided in the two preceding sentences and as required by law or any Securities Exchange, neither CFC International, without the prior written consent of Applied Holographics, nor Applied Holographics, without the prior written consent of CFC International, shall, and each shall direct its representatives not to, directly or indirectly, make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure of the existence of this Agreement or the transactions contemplated herein. For the avoidance of doubt, CFC International and CFC consent to a summary of the terms of this Agreement being included in the transaction documents relating to the proposed transaction with Orange.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as
------------------
of the day and year first above written.

APPLIED HOLOGRAPHICS PLC
------------------------

By   ______________________________________
     David J Tidmarsh, Managing Director



APPLIED HOLOGRAPHICS CORPORATION
--------------------------------

By   ______________________________________
     David J Tidmarsh, President



CFC INTERNATIONAL, INC.
-----------------------

By   ______________________________________
     Duly authorised representative



CFC MANAGEMENT, INC.
--------------------

By   ______________________________________
     Duly authorised representative



CFC APPLIED HOLOGRAPHICS RESEARCH PARTNERSHIP
---------------------------------------------
by its General Partners:-

APPLIED HOLOGRAPHICS CORPORATION
--------------------------------

     ______________________________________
     David J Tidmarsh, President

CFC MANAGEMENT, INC.
--------------------

     ______________________________________
     Duly authorised representative